UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

lululemon athletica inc.

(Name of Registrant as Specified In Its Charter)

Dennis J. Wilson

Anamered Investments Inc.

LIPO Investments (USA), Inc.

Wilson 5 Foundation

Wilson 5 Foundation Management Ltd.

Five Boys Investments ULC

Shannon Wilson

Low Tide Properties Ltd.

House of Wilson Ltd.

Laura Gentile

Eric Hirshberg

Marc Maurer

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dennis J. Wilson, together with the other participants named herein, intends to file a proxy statement and accompanying GOLD universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of his slate of highly qualified director candidates at the 2026 annual meeting of shareholders (including any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2026 Annual Meeting”) of lululemon athletica inc. (the “Company”), and for the approval of a business proposal to be presented at the 2026 Annual Meeting.

On March 27, 2026, Mr. Wilson mailed to the shareholders of the Company the material attached hereto as Exhibit 1 and incorporated herein by reference, and launched his campaign YouTube profile and posted a video to the profile. The written transcript of the video is attached hereto as Exhibit 2 and incorporated herein by reference and a screenshot of Mr. Wilson’s campaign YouTube profile is attached hereto as Exhibit 3 and incorporated herein by reference. Also on March 27, 2026, Mr. Wilson updated his campaign website, CreativityFirstlulu.com, screenshots which are attached hereto as Exhibit 4 and incorporated herein by reference.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Mr. Wilson, together with the other Participants (as defined below), intends to file with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GOLD Universal Proxy Card to be used to solicit proxies from the shareholders of the Company in connection with the 2026 Annual Meeting.

SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE.

The participants in the solicitation of proxies are Mr. Wilson, Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Shannon Wilson, Low Tide Properties Ltd., House of Wilson Ltd., Marc Maurer, Laura Gentile, and Eric Hirshberg (collectively, the “Participants”).

The Definitive Proxy Statement and accompanying GOLD Universal Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in an amendment to Schedule 13D filed by the Participants with the SEC on March 19, 2026 and is available here. By virtue of the relationship among the Participants as members in a Schedule 13(d) group, all the Participants, individually, are deemed to beneficially own the 9,904,856 shares of Common Stock of the Company, par value $0.005 (of which 5,115,961 are shares of the Company’s special voting stock paired with an equal number of exchangeable shares of Lulu Canadian Holding, Inc., on a fully-converted basis) owned in the aggregate by all of the Participants.

Exhibit 1

Continued brand deterioration contributed to a 65.9%1 stock price drop in less than two years. CREATIVITY lululemonFIRST 1,2 Total Shareholder Return calculated from Dec. 31, 2023, to Oct. 6, 2025. FactSet. U.S. stock markets were closed Dec. 30-31, 2023. Data shown is reflective of the last trading day on Dec. 29, 2023. LULU’s stock dropped 65.9%2 in less than two years lululemon is lost. In our view, loss of the right brand, product and creative skills in the boardroom eroded the identity, quality, trust and value that is integral to the brand. It is almost time to refresh and reignite lululemon on the GOLD card. Get Low Recall -6.5%4 in a single day of trading. 3. From market close on July 24, 2024, through market close on July 25, 2024. FactSet. 4. From market close on Jan. 16, 2026, through market close on Jan. 20, 2026. FactSet. U.S. stock markets were closed Jan. 17-19, 2026. Percentage Breezethrough Recall -9.1%3 in a single day of trading. -65.9% 44.7% lululemon athletica Inc. S&P 500 Percentage When you receive your GOLD proxy card, Learn more at creativityfirstlulu.com vote “FOR” our three independent director can1d3i6d5at6e8s- a0n0d4 -tPo adret-c5la s s if y t h e b2o7aMrda.r26 15:22 Page 9

CREATIVITY lululemonFIRST Marc Maurer Former Co-CEO, On Holding AG (“On”) • Under Maurer’s leadership as Co-CEO, On experienced global brand expansion, retail & direct-to-consumer (DTC) scaling and nearly quadrupled revenue.5 • Maurer has deep expertise in building and maintaining a premium, global brand. Laura Gentile Former CMO, ESPN, Inc. (“ESPN”) • Under Gentile’s leadership, ESPN was the #1 most trusted brand in sports media and achieved record viewership and social engagement. • Gentile also founded espnW, ESPN’s first and only dedicated platform for women, which she helped develop into a multi-media business, opening a new market for ESPN and serving as a catalyst for the growth and momentum of women’s sports. Eric Hirshberg Former CEO, Activision Publishing, Inc. (“Activision”) • Under Hirshberg’s leadership, Activision’s stock rose approximately 500%, and segment profit nearly doubled during his close to eight years in the role.6 • During his tenure at Activision, Hirshberg oversaw leading franchises including Call of Duty®, Destiny, Guitar Hero and Skylanders. 5 ONON revenue growth data measured from Sept. 14, 2021, through June 30, 2025. Company financial data. 6 Activision segment profit data from Sept. 7, 2010, through Mar. 31, 2018. Company financial data. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS Mr. Wilson, together with the other Participants (as defined below), intends to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GOLD Universal Proxy Card to be used to solicit proxies from the shareholders of lululemon athletica inc. (the “Company”) in connection with the 2026 annual meeting of shareholders (including any other meeting of shareholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2026 Annual Meeting”) of the Company. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The participants in the solicitation of proxies are Mr. Wilson, Anamered Investments Inc., LIPO Investments (USA), Inc., Wilson 5 Foundation, Wilson 5 Foundation Management Ltd., Five Boys Investments ULC, Shannon Wilson, Low Tide Properties Ltd., House of Wilson Ltd., Marc Maurer, Laura Gentile, and Eric Hirshberg (collectively, the “Participants”). The Definitive Proxy Statement and accompanying GOLD Universal Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/. Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained in an amendment to Schedule 13D filed by the Participants with the SEC on March 19, 2026 and is available here. By virtue of the relationship among the Participants as members in a Schedule 13(d) group, all the Participants, individually, are deemed to beneficially own the 9,904,856 shares of Common Stock of the Company, par value $0.005 (of which 5,115,961 are shares of the Company’s special voting stock paired with an equal number of exchangeable shares of Lulu Canadian Holding, Inc., on a fully-converted basis) owned in the aggregate by all of the Participants. Learn more at creativityfirstlulu.com Our three independent nominees are the right creative minds for the board with proven track records of driving shareholder value.

Exhibit 2

Chip Wilson:

It’s so easy to brand harvest by just opening more stores, by opening more categories, forgetting who the muse is and going as wide as possible. The core customer stops buying the product, and they start looking for alternatives.

I would say, number one thing, a board does is to hire the CEO. The second one it does is to make sure there’s a successor for the CEO. Does that board have any ability to find the people that can develop brand and product?

Putting the three board members in that we’ve selected is the change that Lululemon needs right now.

Exhibit 3

Title: Founder Chip Wilson on Strengthening lululemon’s Board Before it Appoints a New CEO

Description: Founder Chip Wilson shares his perspective on the changes needed at lululemon, including why strengthening the Board must come before appointing a new CEO. Drawing on his experience as a board member, he explains why a refreshed Board is critical to choosing the right CEO to restore the brand. Additional legal information can be found at: https://www.creativityfirstlulu.com/.

Exhibit 4